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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                              ---------------------

                                    FORM 8-K

                                 CURRENT REPORT

      PURSUANT TO SECTION 13 OR 15(d)OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):  May 24, 2000


                           GERBER CHILDRENSWEAR, INC.
               (Exact Name of Registrant as Specified in Charter)


        Delaware                       1-5256                 62-1624764

(State or Other Jurisdiction        (Commission             (IRS Employer
    of Incorporation)               File Number)          Identification No.)


                 7005 Pelham Road, Greenville, SC            29615

                (Address of Principal Executive Offices)   (Zip Code)


Registrant's telephone number, including area code:  (864) 987-5200


          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 5.   OTHER EVENTS.

            On May 24, 2000, Gerber Childrenswear, Inc. (the "Company") announced it has hired First Union Securities to assist it in maximizing shareholder value. The complete text of the press release issued by the Company is attached hereto as an exhibit and is hereby incorporated by reference in its entirety to this item.


ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

          c.   Exhibits

               99.1 Press Release, dated May 24, 2000.

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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                      GERBER CHILDRENSWEAR, INC.



Dated:  May 24, 2000                  By:  /s/ Richard L. Solar
                                           --------------------
                                      Richard L. Solar
                                      Senior Vice President and
                                      Chief Financial Officer